UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2016

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

 U.S. Federal Income Tax Considerations

The information included in this Current Report on Form 8-K under the heading “U.S. Federal Income Tax Considerations” and the information in Exhibit 99.1 hereto supersedes, in its entirety, (i) the discussion under the heading “U.S. Federal Income Tax Considerations” in the Registration Statement on Form S-3 (File No. 333-193311) of Sunstone Hotel Investors, Inc. filed with the Securities and Exchange Commission on January 10, 2014 and (ii) the discussion under the heading “U.S. Federal Income Tax Considerations” in the Current Report on Form 8-K of Sunstone Hotel Investors, Inc. filed with the Securities and Exchange Commission on March 3, 2016.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	U.S. Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: November 18, 2016	By:	/s/ Bryan A. Giglia
Bryan A. Giglia Principal Financial Officer and Duly Authorized Officer